EXHIBIT-10.30

                               FIRST AMENDMENT TO
                             STOCK PLEDGE AGREEMENT


      THIS FIRST AMENDMENT TO STOCK PLEDGE AGREEMENT ("AMENDMENT") is made and entered into as of the 1st day of June 1997, between BILLING INFORMATION CONCEPTS CORP., a Delaware corporation ("PLEDGOR") and THE FROST NATIONAL BANK, a national banking association ("FROST"), as agent (the "AGENT"), for the equal and ratable benefit of the financial institutions which are now or hereafter parties to the hereinafter described Credit Agreement (collectively, the "BANKS").


                                    RECITALS

      A. Frost Bank, individually, as the Issuing Bank and the Agent, and the other Banks have heretofore entered into a Credit Agreement dated as of December 20, 1996 (as it may hereafter be amended or otherwise modified from time to time, the "CREDIT AGREEMENT"), with BILLING CONCEPTS, INC., a company organized under the laws of the State of Delaware, formerly known as BILLING INFORMATION CONCEPTS, INC., ("BORROWER") and Pledgor.

      B. Pledgor and CRM ACQUISITION CORP., a corporation organized under the laws of the State of Delaware and a Subsidiary of Pledgor, ("PURCHASER") desire to consummate the merger (the "MERGER") contemplated in the Plan of Merger and Acquisition Agreement (the "MERGER AGREEMENT") dated as of June 1, 1997, among COMPUTER RESOURCES MANAGEMENT, INC., a corporation organized under the laws of the State of Texas, ("SELLER"), Purchaser, Pledgor and Michael A. Harrelson. Pursuant to the terms of the Merger Agreement, (i) Purchaser shall be the surviving corporation and (ii) the name of Purchaser after the Merger shall be "Computer Resources Management, Inc."

      C. Pursuant to the terms and provisions of the Credit Agreement, Pledgor and Borrower must obtain the consent of the Banks to the Merger.

      D. It was a condition precedent to the making of the Loans and issuing of Letters of Credit by the Banks pursuant to the terms and conditions set forth in the Credit Agreement that the Obligations be secured by a perfected and first-priority Lien in and to the all the outstanding shares of capital stock of each existing and future Subsidiary of Pledgor.

      E. It is a condition precedent to the consent of the Banks to the Merger that the Grantor shall execute and deliver this Amendment which amends the Stock Pledge Agreement to include all the outstanding shares of capital stock of Purchaser.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good, fair and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the terms and provisions of the Original Credit Agreement are amended and restated as follows:

      1.    DEFINED TERMS AND RELATED MATTERS.

            (a) Unless otherwise defined herein, the capitalized terms used herein which are defined in the Stock Pledge Agreement shall have the meanings specified therein.

            (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.

      2. AMENDMENTS. SCHEDULE I attached to the Stock Pledge Agreement is hereby amended to read in its entirety as set forth in SCHEDULE I attached hereto.

      3. In the event that any one or more of the provisions contained in this Amendment shall be determined invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Amendment shall not be impaired in any way.

      4. When required or implied by the context used, defined terms used herein shall include the plural as well as the singular, and vice versa.

      5. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas and applicable federal laws of the United States of America. This Amendment has been entered into in Bexar County, Texas and shall be performable for all purposes in Bexar County, Texas. The courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment; and any such dispute shall be heard in the county or judicial district of the principal place of business of The Frost National Bank.

      6. This Amendment shall be binding upon and inure to the benefit of all parties hereto and their respective successors and assigns; provided, however, that Pledgor may not, without the prior written consent of all of the Banks, assign any rights, powers, duties or obligations hereunder.

      7. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

      8. This Amendment constitutes a Loan Document.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the day and year first above written.

                              BORROWER:

                              BILLING INFORMATION CONCEPTS, INC.


                              By:     /S/ KELLY E. SIMMONS
                              Name:   KELLY E. SIMMONS
                              Title:  SENIOR VICE PRESIDENT AND CFO


                              PARENT COMPANY:

                              BILLING INFORMATION CONCEPTS CORP.


                              By:     /S/ KELLY E. SIMMONS
                              Name:   KELLY E. SIMMONS
                              Title:  SENIOR VICE PRESIDENT AND CFO


                              GUARANTORS:

                              ENHANCED SERVICES BILLING, INC.


                              By:     /S/ KELLY E. SIMMONS
                              Name:   KELLY E. SIMMONS
                              Title:  SENIOR VICE PRESIDENT AND CFO


                              BILLING INFORMATION CONCEPTS CORP.


                              By:     /S/ KELLY E. SIMMONS
                              Name:   KELLY E. SIMMONS
                              Title:  SENIOR VICE PRESIDENT AND CFO


                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                              BANKS:

                              THE FROST NATIONAL BANK
                              Individually, as the Issuing Bank and as the Agent


                              By:     /S/ GREGG M. CHINN
                              Name:   GREGG M. CHINN
                              Title:  VICE PRESIDENT


                              THE BOATMEN'S NATIONAL BANK OF ST. LOUIS


                              By:     /S/ STEVEN A. LINTON
                              Name:   STEVEN A. LINTON
                              Title:  ASSISTANT VICE PRESIDENT

                                   SCHEDULE I

                                       TO

                             STOCK PLEDGE AGREEMENT



                                   STOCK
   NAME OF ISSUER      CLASS    CERTIFICATE PAR VALUE    NUMBER
                      OF STOCK    NUMBER               OF SHARES  PERCENTAGES
--------------------  --------  ----------- ---------  ---------  -----------
Billing Information    Common       C7        No Par    100,000       100%
   Concepts, Inc.                              Value

 Enhanced Services     Common        2         $.01      1,000        100%
   Billing, Inc.

Inter-Lata Aviation,   Common        2         $.01      1,000        100%
        Inc.

 Computer Resources    ______     _______    _______    _______       100%
  Management, Inc.

                               SECOND AMENDMENT TO
                             STOCK PLEDGE AGREEMENT


      THIS SECOND AMENDMENT TO STOCK PLEDGE AGREEMENT (this "AMENDMENT") is made and entered into as of the 1st day of December, 1998, between BILLING CONCEPTS CORP., a Delaware corporation formerly known as Billing Information Concepts Corp. ("PLEDGOR"), and THE FROST NATIONAL BANK, a national banking association ("FROST"), as agent (the "AGENT"), for the equal and ratable benefit of the financial institutions which are now or hereafter parties to the hereinafter described Credit Agreement (collectively, the "BANKS").


                                    RECITALS

      A. Frost, individually, as the Issuing Bank and the Agent, and the other Banks have heretofore entered into a Credit Agreement dated as of December 20, 1996 (as it may hereafter be amended or otherwise modified from time to time, the "CREDIT AGREEMENT"), with BILLING CONCEPTS, INC., a company organized under the laws of the State of Delaware, formerly known as Billing Information Concepts, Inc. ("BORROWER"), and Pledgor.

      B. Pledgor and CONCEPTS ACQUISITION CORP., a corporation organized under the laws of the State of Delaware and a Subsidiary of Pledgor, ("PURCHASER") desire to consummate the merger (the "MERGER") contemplated in the Plan of Merger and Acquisition Agreement (the "MERGER AGREEMENT") executed on December 14, 1998, to be effective as of December 1, 1998, among COMMUNICATIONS SOFTWARE CONSULTANTS, INC., a corporation organized under the laws of the State of New York ("SELLER"), Purchaser, Pledgor and Larry A. Davis. Pursuant to the terms of the Merger Agreement, (i) Purchaser shall be the surviving corporation and (ii) the name of Purchaser after the Merger shall be "Concepts Acquisition Corp."

      C. Pursuant to the terms and provisions of the Credit Agreement, Pledgor and Borrower must obtain the consent of the Banks to the Merger.

      D. It was a condition precedent to the making of the Loans and issuing of Letters of Credit by the Banks pursuant to the terms and conditions set forth in the Credit Agreement that the Obligations be secured by a perfected and first-priority Lien in and to the all the outstanding shares of capital stock of each existing and future Subsidiary of Pledgor.

      E. It is a condition precedent to the consent of the Banks to the Merger that the Grantor shall execute and deliver this Amendment which amends the Stock Pledge Agreement dated December 20, 1996 (as amended or otherwise modified from time to time, the "STOCK PLEDGE AGREEMENT"), executed by Pledgor in favor of the Agent for the equal and ratable benefit of the Banks, to include all the outstanding shares of capital stock of Purchaser.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good, fair and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the terms and provisions of the Stock Pledge Agreement are amended and restated as follows:

      1.    DEFINED TERMS AND RELATED MATTERS.

            (a) Unless otherwise defined herein, the capitalized terms used herein which are defined in the Stock Pledge Agreement shall have the meanings specified therein.

            (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.

      2. AMENDMENTS. SCHEDULE I attached to the Stock Pledge Agreement is hereby amended to read in its entirety as set forth in SCHEDULE I attached hereto.

      3. In the event that any one or more of the provisions contained in this Amendment shall be determined invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Amendment shall not be impaired in any way.

      4. When required or implied by the context used, defined terms used herein shall include the plural as well as the singular, and vice versa.

      5. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas and applicable federal laws of the United States of America. This Amendment has been entered into in Bexar County, Texas and shall be performable for all purposes in Bexar County, Texas. The courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment; and any such dispute shall be heard in the county or judicial district of the principal place of business of The Frost National Bank.

      6. This Amendment shall be binding upon and inure to the benefit of all parties hereto and their respective successors and assigns; provided, however, that Pledgor may not, without the prior written consent of all of the Banks, assign any rights, powers, duties or obligations hereunder.

      7. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

      8. This Amendment constitutes a Loan Document.

                         [SIGNATURES ON FOLLOWING PAGES]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the day and year first above written.

                              PLEDGOR:

                              BILLING CONCEPTS CORP., formerly known as Billing Information Concepts Corp.


                              By:     /S/ KELLY E. SIMMONS
                              Name:   KELLY E. SIMMONS
                              Title:  EXECUTIVE VP & CFO


                              BORROWER:

                              BILLING CONCEPTS, INC., formerly known as Billing Information Concepts, Inc.


                              By:     /S/ KELLY E. SIMMONS
                              Name:   KELLY E. SIMMONS
                              Title:  EXECUTIVE VP & CFO


                              GUARANTORS:

                              ENHANCED SERVICES BILLING, INC.


                              By:     /S/ KELLY E. SIMMONS
                              Name:   KELLY E. SIMMONS
                              Title:  EXECUTIVE VP & CFO


                              BILLING CONCEPTS SYSTEMS, INC., formerly known as Computer Resources Management, Inc.


                              By:     /S/ KELLY E. SIMMONS
                              Name:   KELLY E. SIMMONS
                              Title:  EXECUTIVE VP & CFO

                              CONCEPTS ACQUISITION CORP.


                              By:     /S/ KELLY E. SIMMONS
                              Name:   KELLY E. SIMMONS
                              Title:  EXECUTIVE VP & CFO


                              BILLING CONCEPTS CORP., formerly known as Billing Information Concepts Corp.


                              By:     /S/ KELLY E. SIMMONS
                              Name:   KELLY E. SIMMONS
                              Title:  EXECUTIVE VP & CFO


                              BANKS:

                              THE FROST NATIONAL BANK
                              Individually, as the Issuing Bank and as the Agent


                              By:     /S/ GREGG M. CHINN
                              Name:   GREGG M. CHINN
                              Title:  SENIOR VICE PRESIDENT


                              NATIONSBANK, N.A., successor to The Boatmen's National Bank of St. Louis


                              By:     /S/ STEVEN A. LINTON
                              Name:   STEVEN A. LINTON
                              Title:  VICE PRESIDENT

                                   SCHEDULE I

                                       TO

                             STOCK PLEDGE AGREEMENT



                                   STOCK
   NAME OF ISSUER      CLASS    CERTIFICATE PAR VALUE    NUMBER
                      OF STOCK    NUMBER               OF SHARES  PERCENTAGES
-------------------   --------  ----------- ---------  ---------  -----------
Billing Information    Common       C7       No Par     100,000       100%
   Concepts, Inc.                             Value

 Enhanced Services     Common        2         $.01      1,000        100%
   Billing, Inc.

     Inter-Lata        Common        2         $.01      1,000        100%
   Aviation, Inc.

 Computer Resources    Common       C-1        $.01      1,000        100%
  Management, Inc.

      Concepts         Common        1         $.01      1,000       100%1
 Acquisition Corp.